UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Filed Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported): March 2, 2010

Repros Therapeutics Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-15281	76-0233274
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2408 Timberloch Place, Suite B-7 The Woodlands, Texas 77380 (Address of principal executive offices and zip code)

(281) 719-3400 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On March 2, 2010, Repros Therapeutics Inc. (the “Company”) filed a prospectus supplement to the prospectus dated January 5, 2010 that form part of the Company's registration statement on Form S-3, as amended (file no. 333-163648) in connection with the transactions described in the Equity Distribution Agreement dated February 12, 2010 (the "Agreement") between the Company and Ladenburg Thalman & Co. Inc.  The Agreement was filed as Exhibit 10.1 to the Company's Current Report filed with the Securities and Exchange Commission on February 19, 2010.

A copy of the opinion of Winstead PC relating to the legality of the shares to be sold under the Agreement and a copy of the consent of Winstead PC relating to the filing of such prospectus supplement are filed as Exhibit 5.1 and Exhibit 23.1, respectively, to this Current Report.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit
Number	Description

5.1	Opinion of Winstead PC

23.1	Consent of Winstead PC (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Repros Therapeutics Inc.
Date:  March 2, 2010

By:  /s/ Joseph S. Podolski

Joseph S. Podolski
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

5.1	Opinion of Winstead PC

23.1	Consent of Winstead PC (included in Exhibit 5.1)